FOR IMMEDIATE RELEASE
Date:         October 18, 2007
Contact:     Donald F. Holt, EVP/CFO
(717) 920-5801, Fax (717) 920-1683
COMMUNITY REPORTS EARNINGS, INCLUDES MERGER EXPENSES

Harrisburg, PA- Community Banks, Inc. (“Community”) (Listed on NASDAQ: CMTY) today reported third quarter earnings per share for 2007 of  $0.42, which was $0.03 less than the $0.45 recorded in the same period of 2006.  Net income reached $10.5 million, almost equal to the net income recorded in the prior year’s quarter.  Results for the third quarter of 2007 were inclusive of $754,000 of merger-related expenses incurred in connection with the upcoming merger with Susquehanna Bancshares, Inc. (Listed on NASDAQ: SUSQ),  which reduced the current quarter’s earnings by more than $0.02 per share.

Net income and earnings per share for the first nine months of 2007 were hampered by the March 31, 2007, recognition of securities losses that were attributed to Community’s portfolio restructuring initiative in the first quarter.  The first quarter investment losses reduced year-to-date net income and earnings per share by $2.9 million and $0.12, respectively.  Primarily as a result of the restructuring charge, year-to-date earnings per share performance for the first nine months of 2007 declined to $1.14 versus $1.32 for the same period of 2006. The losses stemming from that initiative facilitated the reinvestment of investment sale proceeds into higher-yielding securities.

On May 1, 2007, Community announced the signing of a definitive merger agreement with Susquehanna Bancshares, Inc., ("Susquehanna") pursuant to which Community will be merged with Susquehanna in a stock and cash transaction that was valued at approximately $860 million. Under the terms of the merger agreement, shareholders of Community will be entitled to elect to receive for each share of Community common stock they own, either $34.00 in cash or 1.48 shares of Susquehanna common stock. Community shareholders may elect to receive cash for some shares and stock for others, but all shareholder elections will be subject to allocation procedures that will result in the exchange of 90 percent of Community's common shares outstanding for shares of Susquehanna common stock and the remaining 10 percent of Community common shares outstanding for cash.  The transaction will consolidate the companies' presence in southeastern Pennsylvania and the Mid-Atlantic region, particularly in the attractive York and Lancaster markets. The combined company will have over $12 billion in assets and approximately $2 billion in market capitalization, making it the 45th largest bank holding company in the United States.

"We have remained determined in our efforts to favorably position the Community franchise even as we finalize our preparation for the upcoming affiliation with Susquehanna,” commented Eddie L. Dunklebarger, President and Chief Executive Officer.  “The favorable earnings trends that have occurred since the time of our announcement, particularly in light of continuing unfavorable conditions for the banking industry, have reflected the tireless efforts of our employees.  We know that this same dedication will carry over as we prepare to become a vital part of a much larger franchise.”

Community Banks, Inc. • 777 East Park Drive, 2nd Floor • Harrisburg, PA 17111 • Phone 717-920-5800

Community completed two mergers of its own effective April 1, 2007, and the results for the six months ended September 30, 2007 reflect the combined results of both BUCS Financial Corp (BUCS) and East Prospect State Bank (East Prospect).  BUCS’ four branches, located primarily in central Maryland, and East Prospect's single banking office in York County, have provided an important market extension into the desirable, adjacent Maryland market and bolstered Community’s position in the vibrant York County, Pennsylvania, market.  With the completion of the two mergers, Community’s operating footprint boasts assets of $3.8 billion and 81 banking offices that extend throughout the center of Pennsylvania from the Pocono region into suburban Baltimore, Maryland.  Community Banks, Inc., is the 8th largest financial services holding company headquartered in Pennsylvania and the largest financial institution headquartered in its capital city of Harrisburg.

Comparisons of operating performance in the third quarter are slightly distorted by the impact of the two mergers that occurred on April 1, 2007.  A number of performance metrics serve to illustrate the continuing difficulties presented by the external operating environment.  Despite these challenges, Community has continued to record results ahead of many of its competitors.  Net interest margin, a primary driver of net interest income performance, declined only slightly from the second quarter, from 3.72% to 3.67%.  At the same time, non-interest income as a percent of total income also declined, from 26.8% to 25.38%.  The efficiency ratio, which expresses non-interest expenses as a percent of total revenues was a bright spot at 56.31% and served to illustrate Community’s ongoing efforts to keep operating expenses in line with revenue performance.  Loan, total asset and deposit growth were all in the 8% to11% range, though a significant portion of the growth was attributed to the additional loans, assets and deposits brought on in the mergers.

Like many banks of its size, Community has begun to experience increases in the level of non-accrual loans, which grew from $12.5 million at December 31, 2006, to $26.4 million at September 30, 2007.  Community continues to maintain an allowance for loan losses that it believes is adequate to absorb losses, if any, by deterioration in these credit relationships.  During the third quarter, Community added nearly $1.1 million to the allowance via its provision to loan losses.  Such provision was in excess of the $0.5 million of net-charge offs which occurred for the three months ended September 30, 2007.

This press release contains “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995, which is based on Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business.  These statements are not historical facts or guarantees of future performance, events, or results.  Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially.  Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Consolidated Summary of Operations:
Interest income	$56,668	$50,443	$165,610	$146,270
Interest expense	28,532	23,505	82,628	65,461
Net interest income	28,136	26,938	82,982	80,809
Provision for loan losses	1,050	250	3,050	1,400
Net interest income after provision for loan losses	27,086	26,688	79,932	79,409

Non-interest income:
Investment management and trust services	1,211	968	4,259	3,069
Service charges on deposit accounts	4,278	3,037	11,951	8,423
Other service charges, commissions, and fees	2,209	1,817	6,494	5,420
Investment security gains (losses)	---	28	(4,388)	317
Trading activities gains	38	---	4	---
Insurance premium income and commissions	1,079	1,053	3,318	3,098
Mortgage banking activities	459	533	1,701	1,581
Earnings on investment in life insurance	755	679	2,199	2,010
Other	345	725	1,168	1,849
Total non-interest income	10,374	8,840	26,706	25,767

Non-interest expenses:
Salaries and employee benefits	12,419	11,611	37,497	34,280
Net occupancy and equipment expense	3,917	3,452	11,691	10,350
Payment card processing expense	848	553	2,235	1,391
Marketing expense	350	354	1,407	1,194
Telecommunications expense	718	542	1,855	1,659
Merger expenses	754	---	754	---
Amortization of intangibles	750	659	2,222	2,015
Other	3,930	4,001	12,657	11,514
Total non-interest expenses	23,686	21,172	70,318	62,403
Income before income taxes	13,774	14,356	36,320	42,773
Income taxes	3,281	3,798	8,290	11,142

Net income	$10,493	$10,558	$28,030	$31,631

Net loan charge-offs	$480	$4	$2,416	$331
Net interest margin (FTE)	3.67%	3.90%	3.71%	3.94%
Efficiency ratio (2)	56.31%	56.25%	57.59%	56.12%
Return on average assets	1.10%	1.24%	1.01%	1.25%
Return on average stockholders’ equity	7.99%	8.88%	7.34%	8.93%
Net operating (tangible) income (3)	$11,471	$10,986	$29,965	$32,940
Operating return on average tangible assets (3)(4)	1.30%	1.39%	1.17%	1.41%
Operating return on average tangible equity (3)(4)	18.66%	20.31%	16.71%	20.34%

Consolidated Per Share Data:

Basic earnings per share	$0.42	$0.45	$1.15	$1.34

Diluted earnings per share	$0.42	$0.45	$1.14	$1.32

Book value at end of period	$21.21	$20.43	$21.21	$20.43

Tangible book value at end of period (4)	$10.05	$9.45	$10.05	$9.45

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data) (1)

Consolidated Balance Sheet Data:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Average total loans	$2,578,729	$2,339,352	$2,519,749	$2,314,257
Average earning assets	3,288,918	2,935,448	3,237,785	2,939,506
Average assets	3,778,338	3,385,905	3,710,298	3,387,018
Average tangible assets (4)	3,498,844	3,126,882	3,437,714	3,128,116
Average deposits	2,638,388	2,438,057	2,587,525	2,374,197
Average stockholders’ equity	521,089	471,911	510,268	473,680
Average tangible equity (4)	243,944	214,643	239,808	216,553
Average diluted shares outstanding	24,988,695	23,662,529	24,601,460	23,925,653

				9/30/2007
				vs.
	September 30,	December 31,	September 30,	9/30/2006
	2007	2006	2006	% Change

Assets	$3,789,634	$3,496,370	$3,431,208	10%
Total loans	2,609,744	2,370,889	2,348,159	11%
Deposits	2,626,788	2,513,182	2,483,519	6%
Stockholders’ equity	526,475	486,161	479,584	10%
Common shares outstanding	24,824,773	23,519,041	23,682,673	5%

Non-accrual loans	$26,390	$12,545	$11,626	127%
Loans renegotiated with borrowers	815	---	---	NM
Foreclosed real estate	3,175	37	52	NM
Total non-performing assets	30,380	12,582	11,678	160%
Accruing loans 90 days past due	33	659	685	(95)%

Total risk elements	$30,413	$13,241	$12,363	146%

Allowance for loan losses	$25,580	$23,626	$24,034	6%

Asset Quality Ratios:

Allowance for loan losses to total loans	0.98%	1.00%	1.02%
Allowance for loan losses to non-accrual loans	97%	188%	207%
Non-accrual loans to total loans	1.01%	0.53%	0.50%
Non-performing assets to total assets	0.80%	0.36%	0.34%

(1) Per share data reflect stock splits and stock dividends.
(2) The efficiency ratio does not include net securities transactions or merger expenses.
(3) Net operating (tangible) income excludes amortization of core deposit and other intangible assets, net of applicable income tax effects. A reconciliation of net income and net operating (tangible) income appears on page 5.

(4)  The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 5.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data)

Reconciliation of GAAP to Non-GAAP Measures (1):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Income statement data:

Net income
Net income	$10,493	$10,558	$28,030	$31,631
Amortization of core deposit and other intangible assets (1)	488	428	1,445	1,309
Merger expenses (1)	490	---	490	---
Net operating (tangible) income	$11,471	$10,986	$29,965	$32,940

Balance sheet data:

Average assets
Average assets	$3,778,338	$3,385,905	$3,710,298	$3,387,018
Goodwill	(265,048)	(245,794)	(258,449)	(245,439)
Core deposit and other intangible assets	(14,446)	(13,229)	(14,135)	(13,463)
Average tangible assets	$3,498,844	$3,126,882	$3,437,714	$3,128,116

Operating return on average tangible assets	1.30%	1.39%	1.17%	1.41%

Average equity
Average equity	$521,089	$471,911	$510,268	$473,680
Goodwill	(265,048)	(245,794)	(258,449)	(245,439)
Core deposit and other intangible assets	(14,446)	(13,229)	(14,135)	(13,463)
Deferred taxes	2,349	1,755	2,124	1,775
Average tangible equity	$243,944	$214,643	$239,808	$216,553

Operating return on average tangible equity	18.66%	20.31%	16.71%	20.34%

At end of quarter:
Total assets
Total assets	$3,789,634	$3,431,208	$3,789,634	$3,431,208
Goodwill	(265,136)	(245,864)	(265,136)	(245,864)
Core deposit and other intangible assets	(14,083)	(13,641)	(14,083)	(13,641)
Total tangible assets	$3,510,415	$3,171,703	$3,510,415	$3,171,703

Total equity
Total equity	$526,475	$479,584	$526,475	$479,584
Goodwill	(265,136)	(245,864)	(265,136)	(245,864)
Core deposit and other intangible assets	(14,083)	(13,641)	(14,083)	(13,641)
Deferred taxes	2,277	1,698	2,277	1,698
Total tangible equity	$249,533	$221,777	$249,533	$221,777

Tangible book value at end of period	$10.05	$9.45	$10.05	$9.45

(1) Net of related tax effect

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight – SEPTEMBER 30, 2007

KEY RATIOS(1)

	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual
Diluted earnings per share	$0.42	$0.44	$0.28	$0.40	$0.45	$1.72
Tangible operating earnings per share (1)	$0.46	$0.46	$0.30	$0.41	$0.46	$1.79
Return on average assets	1.10%	1.15%	0.75%	1.08%	1.24%	1.21%
Return on average equity	7.99%	8.41%	5.49%	7.74%	8.88%	8.63%
Operating return on average tangible assets (2)	1.30%	1.31%	0.87%	1.22%	1.39%	1.36%
Operating return on average tangible equity (2)	18.66%	18.72%	12.40%	17.37%	20.31%	19.57%

Net interest margin	3.67%	3.72%	3.73%	3.71%	3.90%	3.88%
Non-interest income/revenues (FTE excluding security gains)	25.38%	26.80%	24.93%	23.83%	23.40%	22.99%
Provision for loan losses/average loans (annualized)	0.16%	0.11%	0.22%	0.11%	0.04%	0.09%
Efficiency ratio (4)	56.31%	58.17%	58.32%	60.97%	56.25%	57.33%

Non-performing assets to period-end loans	1.16%	0.85%	0.65%	0.53%	0.50%
90 day past due loans to period-end loans	---%	---%	---%	0.03%	0.03%
Total risk elements to period-end loans	1.16%	0.85%	0.65%	0.56%	0.53%

Allowance for loan losses to loans	0.98%	0.97%	1.00%	1.00%	1.02%	1.00%
Allowance for loan losses to
non-accrual loans	97%	131%	155%	188%	207%	188%
Net charge-offs/average loans (annualized)	0.07%	0.22%	0.09%	0.18%	0.00%	0.06%

Equity to assets	13.89%	13.79%	13.52%	13.90%	13.98%	13.90%
Tangible equity to assets (3)	7.11%	6.90%	6.92%	7.05%	6.99%	7.05%

(1) Per share data reflect stock splits and stock dividends.
(2)Net tangible operating income excludes amortization of core deposit and other intangible assets, and merger, conversion and restructuring expenses, net of applicable income tax effects. A reconciliation of net income and net tangible operating income appears on page 19.

(3)  The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 19.

(4)The efficiency ratio does not include net securities transactions or merger expenses.

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight – SEPTEMBER 30, 2007

PER SHARE STATISTICS *

Diluted Earnings (Loss) per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Total
2007		$0.42	$0.44	$0.28	$1.14
2006	$0.40	$0.45	$0.44	$0.44	$1.72
2005	$0.45	$0.42	$(0.09)	$0.42	$1.35

Average Diluted Shares Outstanding
(in thousands)	Fourth	Third	Second	First	Average for
	Quarter	Quarter	Quarter	Quarter	Year
2007		24,989	24,962	23,683	24,601
2006	23,728	23,663	23,858	24,189	23,918
2005	24,421	24,750	13,240	13,192	18,975

Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2007		$21.21	$20.85	$20.83
2006	$20.67	$20.43	$19.86	$19.96
2005	$19.81	$19.83	$11.82	$11.74

Tangible Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2007		$10.05	$9.66	$9.91
2006	$9.71	$9.45	$8.91	$9.19
2005	$9.12	$9.26	$11.43	$11.35

* Per share data reflect stock splits and stock dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight – SEPTEMBER 30, 2007

QUARTER END INFORMATION

(dollars in thousands)	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Total loans	$2,609,744	$2,567,638	$2,442,318	$2,370,889	$2,348,159
Allowance for loan losses	(25,580)	(25,010)	(24,379)	(23,626)	(24,034)
Loans, net	2,584,164	2,542,628	2,417,939	2,347,263	2,324,125
Earning assets	3,298,191	3,249,928	3,153,614	3,033,585	2,971,391
Goodwill and other intangible assets	279,219	279,963	258,812	259,406	259,505
Total assets	3,789,634	3,750,844	3,627,739	3,496,370	3,431,208
Deposits	2,626,788	2,608,164	2,529,187	2,513,182	2,483,519
Long-term debt	413,483	455,104	438,196	315,079	336,954
Subordinated debt	75,260	75,260	72,167	51,548	51,548
Total shareholder's equity	526,475	517,193	490,564	486,161	479,584
Accumulated other comprehensive income (loss) (net of tax)	(4,692)	(8,300)	650	(1,806)	(2,670)

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight – SEPTEMBER 30, 2007

CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION

(dollars in thousands)	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Assets
Earning Assets:
Loans	$2,578,729	$2,574,074	$2,404,530	$2,353,774	$2,339,352
Federal funds sold and other	27,494	79,230	10,701	37,059	29,324
Investment securities	682,695	671,210	682,592	610,312	566,772
Total earning assets	3,288,918	3,324,514	3,097,823	3,001,145	2,935,448

Cash and due from banks	62,333	60,873	55,542	62,318	62,636
Allowance for loan losses	(25,490)	(25,985)	(24,022)	(24,102)	(24,385)
Goodwill and other intangible assets	279,494	278,950	259,083	259,373	259,023
Premises, equipment and other assets	173,083	167,442	155,763	153,361	153,183
Total assets	$3,778,338	$3,805,794	$3,544,189	$3,452,095	$3,385,905

Liabilities and equity
Interest-bearing liabilities:
Deposits
Savings and NOW accounts	$937,362	$942,150	$858,469	$876,404	$873,670
Time	1,017,512	1,030,564	994,824	1,010,249	984,415
Time deposits greater than $100,000	327,450	324,099	268,268	267,747	235,264
Short-term borrowings	81,387	65,019	124,985	77,910	60,680
Long-term debt	435,014	456,769	391,196	318,078	340,162
Subordinated debt	75,260	75,260	56,817	51,548	51,548
Total interest-bearing liabilities	2,873,985	2,893,861	2,694,559	2,601,936	2,545,739

Non-interest bearing deposits	356,064	363,298	340,580	342,766	344,708
Other liabilities	27,200	26,226	22,122	25,659	23,547
Total liabilities	3,257,249	3,283,385	3,057,261	2,970,361	2,913,994
Stockholders' equity	521,089	522,409	486,928	481,734	471,911
Total liabilities and stockholders’ equity	$3,778,338	$3,805,794	$3,544,189	$3,452,095	$3,385,905

CHANGE IN AVERAGE BALANCES*

	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Loans	10.2%	11.3%	5.0%	6.9%	9.3%
Total assets	11.6%	12.2%	4.8%	4.2%	2.1%
Deposits	8.2%	11.7%	7.0%	10.4%	8.4%
Stockholders' equity	10.4%	11.0%	1.8%	1.3%	(1.9)%

* Compares the current quarter to the comparable quarter of the prior year

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight – SEPTEMBER 30, 2007

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands)	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual
Interest income	$56,668	$56,703	$52,239	$51,364	$50,443	$197,634
Tax equivalent adjustment	2,260	2,234	2,253	1,998	1,916	7,802

	58,928	58,937	54,492	53,362	52,359	205,436
Interest expense	28,532	28,124	25,972	25,273	23,505	90,734

Net interest income	30,396	30,813	28,520	28,089	28,854	114,702
Provision for loan losses	1,050	700	1,300	650	250	2,050

Net interest income after provision	29,346	30,113	27,220	27,439	28,604	112,652
Non-interest income	9,915	10,554	8,924	8,194	8,279	32,063
Investment security gains (losses)	---	---	(4,388)	415	28	732
Mortgage banking activities income	459	694	548	591	533	2,172
Non-interest expenses	22,932	24,491	22,141	22,482	21,172	84,885
Merger expenses	754	---	---	---	---	---

Income before income taxes	16,034	16,870	10,163	14,157	16,272	62,734
Income taxes	3,281	3,686	1,323	2,759	3,798	13,901
Tax equivalent adjustment	2,260	2,234	2,253	1,998	1,916	7,802

NET INCOME	$10,493	$10,950	$6,587	$9,400	$10,558	$41,031

Tax effect of security transactions	$ ---	$ ---	$(1,536)	$145	$10	$256

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2007

ANALYSIS OF NON-INTEREST INCOME

(dollars in thousands)	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual

Investment management and trust services	$1,211	$1,603	$1,445	$1,325	$968	$4,394
Service charges on deposit accounts	4,278	4,677	2,996	3,084	3,037	11,507
Other service charges, commissions and fees	2,209	2,257	2,028	1,852	1,817	7,272
Insurance premium income and commissions	1,079	1,063	1,176	1,022	1,053	4,120
Earnings on investment in life insurance	755	756	688	715	679	2,725
Trading activities loss	38	(34)	---	---	---	---
Other income	345	232	591	196	725	2,045

Total non-interest income	$9,915	$10,554	$8,924	$8,194	$8,279	$32,063

ANALYSIS OF NON-INTEREST EXPENSES

(dollars in thousands)	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual

Salaries and employee benefits	$12,419	$13,069	$12,009	$12,154	$11,611	$46,434
Net occupancy and equipment expense	3,917	3,980	3,794	3,767	3,452	14,117
Payment card processing expense	848	774	613	530	553	1,922
Marketing expense	350	552	505	558	354	1,752
Telecommunications expense	718	612	525	584	542	2,243
Amortization of intangibles	750	811	661	624	659	2,639
Other operating expenses	3,930	4,693	4,034	4,265	4,001	15,778

Total non-interest expenses	$22,932	$24,491	$22,141	$22,482	$21,172	$84,885

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight – SEPTEMBER 30, 2007

RISK ELEMENTS ANALYSIS

(dollars in thousands)	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Non-performing assets:
Non-accrual loans	$26,390	$19,032	$15,715	$12,545	$11,626
Loans renegotiated with borrowers	815	665	---	---	---
Foreclosed real estate	3,175	2,122	61	37	52

Total non-performing assets	30,380	21,819	15,776	12,582	11,678
Accruing loans 90 days or more past due	33	64	101	659	685

Total risk elements	$30,413	$21,883	$15,877	$13,241	$12,363

Non-performing assets to period-end loans	1.16%	0.85%	0.65%	0.53%	0.50%

90 day past due loans to period-end loans	---%	---%	---%	0.03%	0.03%

Total risk elements to period-end loans	1.16%	0.85%	0.65%	0.56%	0.53%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2007

ALLOWANCE FOR LOAN LOSSES

(dollars in thousands)	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Balance at beginning of period	$25,010	$24,379	$23,626	$24,034	$23,788
Loans charged off	(618)	(1,564)	(660)	(1,136)	(499)
Recoveries	138	175	113	78	495

Net loans charged off	(480)	(1,389)	(547)	(1,058)	(4)
Provision for loan losses	1,050	700	1,300	650	250

Allowance established for acquired credit risk	---	1,320	---	---	---

Balance at end of period	$25,580	$25,010	$24,379	$23,626	$24,034

Net loans charged-off to average loans*	0.07%	0.22%	0.09%	0.18%	0.00%

Provision for loan losses to average loans*	0.16%	0.11%	0.22%	0.11%	0.04%

Allowance for loan losses to loans	0.98%	0.97%	1.00%	1.00%	1.02%

*Annualized

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2007

OTHER RATIOS

	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Investment portfolio – fair value to amortized cost	99.4%	98.6%	100.6%	100.0%	99.9%
Dividend payout ratio	49.7%	47.6%	75.1%	50.0%	44.4%
Net loans to deposits ratio, average	96.8%	95.8%	96.7%	93.3%	95.0%

MARKET PRICE AND DIVIDENDS DECLARED *

	Closing Bid Price Range		Dividends
Year / Quarter	High	Low	Declared

2007
First	$28.11	$22.96	$0.2100
Second	$34.39	$22.82	$0.2100
Third	$33.13	$24.89	$0.2100
Fourth
			$0.6300

2006
First	$27.85	$25.67	$0.1905
Second	$27.39	$24.38	$0.2000
Third	$27.29	$24.58	$0.2000
Fourth	$28.48	$25.74	$0.2000
			$0.7905

2005
First	$27.15	$22.57	$0.1619
Second	$25.24	$21.94	$0.1810
Third	$27.48	$25.39	$0.1810
Fourth	$28.42	$23.90	$0.1905
			$0.7144

* Per share data reflect stock splits and dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2007

NET INTEREST MARGIN - YEAR-TO-DATE

(dollars in thousands)	September 30, 2007			September 30, 2006
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$39,203	$1,524	5.20%	$39,340	$1,427	4.85%
Investment securities	678,833	31,311	6.17%	585,909	26,084	5.95%
Loans - commercial	942,456	55,779	7.91%	825,241	47,844	7.75%
- commercial real estate	806,338	43,304	7.18%	819,887	42,741	6.97%
- residential real estate	169,051	7,892	6.24%	151,751	6,933	6.11%
- consumer	601,904	32,547	7.23%	517,378	27,045	6.99%
Total earning assets	$3,237,785	$172,357	7.12%	$2,939,506	$152,074	6.92%

Deposits - savings and NOW accounts	$912,949	$16,144	2.36%	$840,397	$12,363	1.97%
- time	1,321,206	44,516	4.50%	1,177,600	34,700	3.94%
Short-term borrowings	90,304	3,240	4.80%	62,340	2,080	4.46%
Long-term debt	427,820	15,008	4.69%	403,828	13,611	4.51%
Subordinated debt	69,180	3,720	7.19%	49,282	2,707	7.34%
Total interest-bearing liabilities	$2,821,459	$82,628	3.92%	$2,533,447	$65,461	3.45%

Interest income to earning assets			7.12%			6.92%
Interest expense to paying liabilities			3.92%			3.45%
Interest spread			3.20%			3.47%
Impact of non-interest funds			0.51%			0.47%
Net interest margin		$89,729	3.71%		$86,613	3.94%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2007

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	September 30, 2007			September 30, 2006
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$27,494	$346	4.99%	$29,324	$390	5.28%
Investment securities	682,695	10,664	6.20%	566,772	8,556	5.99%
Loans - commercial	958,605	19,019	7.87%	831,950	16,687	7.96%
- commercial real estate	807,618	14,631	7.19%	831,288	14,810	7.07%
- residential real estate	178,487	2,709	6.02%	150,926	2,364	6.21%
- consumer	634,019	11,559	7.23%	525,188	9,552	7.22%
Total earning assets	$3,288,918	$58,928	7.11%	$2,935,448	$52,359	7.08%

Deposits - savings and NOW accounts	$937,362	$5,659	2.40%	$873,670	$4,969	2.26%
- time	1,344,962	15,397	4.54%	1,219,679	12,889	4.19%
Short-term borrowings	81,387	918	4.47%	60,680	739	4.83%
Long-term debt	435,014	5,207	4.75%	340,162	3,936	4.59%
Subordinated debt	75,260	1,351	7.12%	51,548	972	7.48%
Total interest-bearing liabilities	$2,873,985	$28,532	3.94%	$2,545,739	$23,505	3.66%

Interest income to earning assets			7.11%			7.08%
Interest expense to paying liabilities			3.94%			3.66%
Interest spread			3.17%			3.42%
Impact of non-interest funds			0.50%			0.48%
Net interest margin		$30,396	3.67%		$28,854	3.90%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight – SEPTEMBER 30, 2007

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	September 30, 2007			June 30, 2007
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$27,494	$346	4.99%	$79,230	$1,042	5.28%
Investment securities	682,695	10,664	6.20%	671,210	10,438	6.24%
Loans - commercial	958,605	19,019	7.87%	972,907	18,967	7.82%
- commercial real estate	807,618	14,631	7.19%	800,711	14,499	7.26%
- residential real estate	178,487	2,709	6.02%	177,820	2,786	6.28%
- consumer	634,019	11,559	7.23%	622,636	11,205	7.22%
Total earning assets	$3,288,918	$58,928	7.11%	$3,324,514	$58,937	7.11%

Deposits - savings and NOW accounts	$937,362	$5,659	2.40%	$942,150	$5,651	2.41%
- time	1,344,962	15,397	4.54%	1,354,663	15,068	4.46%
Short-term borrowings	81,387	918	4.47%	65,019	757	4.67%
Long-term debt	435,014	5,207	4.75%	456,769	5,301	4.65%
Subordinated debt	75,260	1,351	7.12%	75,260	1,347	7.18%
Total interest-bearing liabilities	$2,873,985	$28,532	3.94%	$2,893,861	$28,124	3.90%

Interest income to earning assets			7.11%			7.11%
Interest expense to paying liabilities			3.94%			3.90%
Interest spread			3.17%			3.21%
Impact of non-interest funds			0.50%			0.51%
Net interest margin		$30,396	3.67%		$30,813	3.72%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2007

PERIOD-END LOAN PORTFOLIO ANALYSIS

(dollars in thousands)	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Commercial:
Commercial	$882,338	$860,868	$824,301	$763,800	$757,714
Obligations of political subdivisions	95,143	100,338	101,090	101,555	79,028
Total commercial	977,481	961,206	925,391	865,355	836,742

Commercial real estate:
Commercial mortgages	$813,877	$802,922	$804,652	$815,028	$820,619

Residential real estate:
Residential mortgages	$168,534	$169,890	$145,719	$141,826	$144,047
Construction	9,855	7,648	6,730	7,290	6,918
Total residential real estate	178,389	177,538	152,449	149,116	150,965

Consumer:
Home equity loans	$369,264	$358,949	$331,418	$322,712	$308,173
Home equity lines of credit	103,625	104,586	90,675	92,163	96,608
Indirect consumer loans	76,472	74,687	69,097	65,699	66,126
Other consumer loans	90,636	87,750	68,636	60,816	68,926
Total consumer	639,997	625,972	559,826	541,390	539,833

Total loans	$2,609,744	$2,567,638	$2,442,318	$2,370,889	$2,348,159

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2007

Reconciliation of GAAP to Non-GAAP Measures:
(in thousands, except per share data)	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual

Income statement data:
Net income
Net income	$10,493	$10,950	$6,587	$9,400	$10,558	$41,031
Amortization of core deposit and other intangible assets (1)	488	528	429	406	428	1,715
Merger expenses (1)	490	---	---	---	---	---
Net operating (tangible) income	$11,471	$11,478	$7,016	$9,806	$10,986	$42,746

Earnings per share
Diluted earnings per common share	$0.42	$0.44	$0.28	$0.40	$0.45	$1.72
Amortization of core deposit and other intangible assets (1)	0.02	0.02	0.02	0.01	0.01	0.07
Merger expenses (1)	0.02	---	---	---	---	---
Diluted operating (tangible) earnings per share	$0.46	$0.46	$0.30	$0.41	$0.46	$1.79

Balance sheet data:
Average assets
Average assets	$3,778,338	$3,805,794	$3,544,189	$3,452,095	$3,385,905	$3,403,421
Goodwill	(265,048)	(263,694)	(246,400)	(246,287)	(245,794)	(245,652)
Core deposit and other intangible assets	(14,446)	(15,256)	(12,683)	(13,086)	(13,229)	(13,369)
Average tangible assets	$3,498,844	$3,526,844	$3,285,106	$3,192,722	$3,126,882	$3,144,400

Operating return on average tangible assets	1.30%	1.31%	0.87%	1.22%	1.39%	1.36%

Average equity
Average equity	$521,089	$522,409	$486,928	$481,734	$471,911	$475,710
Goodwill	(265,048)	(263,694)	(246,400)	(246,287)	(245,794)	(245,652)
Core deposit and other intangible assets	(14,446)	(15,256)	(12,683)	(13,086)	(13,229)	(13,368)
Deferred taxes	2,349	2,468	1,547	1,652	1,755	1,744
Average tangible equity	$243,944	$245,927	$229,392	$224,013	$214,643	$218,434

Operating return on average tangible equity	18.66%	18.72%	12.40%	17.37%	20.31%	19.57%

At end of quarter:
Total assets
Total assets	$3,789,634	$3,750,844	$3,627,739	$3,496,370	$3,431,208	$3,496,370
Goodwill	(265,136)	(265,129)	(246,449)	(246,383)	(245,864)	(246,383)
Core deposit and other intangible assets	(14,083)	(14,834)	(12,363)	(13,023)	(13,641)	(13,023)
Total tangible assets	$3,510,415	$3,470,881	$3,368,927	$3,236,964	$3,171,703	$3,236,964

Total equity
Total equity	$526,475	$517,193	$490,564	$486,161	$479,584	$486,161
Goodwill	(265,136)	(265,129)	(246,449)	(246,383)	(245,864)	(246,383)
Core deposit and other intangible assets	(14,083)	(14,834)	(12,363)	(13,023)	(13,641)	(13,023)
Deferred taxes	2,277	2,403	1,482	1,591	1,698	1,591
Total tangible equity	$249,533	$239,633	$233,234	$228,346	$221,777	$228,346

Tangible book value at end of period	$10.05	$9.68	$9.91	$9.71	$9.45	$9.71
Tangible equity to assets	7.11%	6.90%	6.92%	7.05%	6.99%	7.05%

(1)Net of related tax effect